UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2006

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia  30309
(Address of principal executive offices)  (Zip Code)

(404) 815-0770
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 13, 2006, EarthLink, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC and Banc of America Securities LLC (collectively, the “Underwriters”) for the issuance and sale by the Company of $225 million aggregate principal amount of the Company’s 3.25% Convertible Senior Notes due 2026 (the “Notes”), pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-138600).  The Notes are being sold to the Underwriters at a price of $1,000 per Note, less an underwriting discount of $26.87 per Note.  The Company has also granted the Underwriters an option to purchase up to an additional $33.75 million aggregate principal amount of Notes solely to cover over-allotments, if any.  The Company expects net proceeds from the sale of the Notes of approximately $218.4 million, assuming the Underwriters do not exercise their over-allotment option.

The Notes will be issued pursuant to an Indenture to be entered into between the Company and Wells Fargo Bank, N.A.  The offering is expected to close on November 17, 2006 and is subject to customary closing conditions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

In connection with the pricing of the Notes, on November 13, 2006, the Company also entered into convertible note hedge transactions (the “Hedge Transactions”) with respect to its common stock, par value $0.01 per share (the “Common Stock”), with affiliates of each of the Underwriters.  The Hedge Transactions will cover, subject to customary anti-dilution adjustments, 24.7 million shares of Common Stock.  Copies of the Confirmations of Convertible Bond Hedge Transaction are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

On November 13, 2006, the Company also entered into warrant transactions (the “Warrant Transactions”) whereby the Company will sell to affiliates of each of the Underwriters warrants to acquire, subject to customary anti-dilution adjustments, 24.7 million shares of Common Stock.  Copies of the Confirmations of Issuer Warrant Transaction are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

If the Underwriters exercise their over-allotment option to purchase additional Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Notes and from the sale of corresponding additional warrants to enter into additional Hedge Transactions.

The Hedge Transactions are expected to reduce the potential dilution upon conversion of the Notes in the event that the volume-weighted average price per share of the Common Stock at the time of exercise is greater than the strike price of the Hedge Transactions, which initially corresponds to the conversion price of the Notes and is subject, with certain exceptions, to the adjustments applicable to the conversion rate of the Notes.  If, however, the volume-weighted average price per share of the Common Stock exceeds the strike price of the Warrant Transactions, the dilution mitigation under the Hedge Transactions will be capped, which means that there would be dilution from conversion of the Notes to the extent that the then volume-weighted average price per share of the Common Stock exceeds the strike price of the Warrant Transactions.  The Hedge Transactions and the Warrant Transactions are separate transactions entered into by the Company with the relevant financial institutions, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes.  Holders of the Notes will not have any rights with respect to the Hedge Transactions and Warrant Transactions.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On November 14, 2006, the Company issued a press release announcing the pricing of its previously-announced offering of the Notes. The Notes will pay interest semiannually at a rate of 3.25% per annum until November 15. 2011 and at a rate of 3.50% thereafter.  The Notes will be convertible in certain circumstances, into cash up to the principal amount, and any conversion value above the principal amount will be convertible, at the Company’s option, into cash or shares of common stock, at an initial conversion rate of 109.6491 shares per $1,000 principal amount of notes (which represents an initial conversion price of $9.12 per share).  In addition, the Underwriters have an over-allotment option to purchase up to an additional $33.75 million aggregate principal amount of notes within 30 days of the initial issuance of the notes.  A copy of the press release is being furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  The information in this Report will not be deemed as an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01.  Other Events.

In connection with the issuance and sale by the Company of the Notes, as described in response to Item 1.01 and Item 7.01 of this Current Report, the following exhibits are filed with this Current Report and are incorporated by reference into the Company’s Registration Statement (Registration No. 333-138600) relating to the Notes: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report) and (ii) certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.2 to this Current Report).

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 13, 2006, by and among EarthLink, Inc., UBS Securities LLC and Banc of America Securities LLC.
10.1	Confirmation of Convertible Bond Hedge Transaction, dated November 13, 2006, by and between EarthLink, Inc. and UBS AG, London Branch.
10.2	Confirmation of Convertible Bond Hedge Transaction, dated November 13, 2006, by and between EarthLink, Inc. and Bank of America, N.A.
10.3	Confirmation of Issuer Warrant Transaction dated November 13, 2006, by and between EarthLink, Inc. and UBS AG, London Branch.
10.4	Confirmation of Issuer Warrant Transaction, dated November 13, 2006, by and between EarthLink, Inc. and Bank of America, N.A.
99.1	Press release dated November 14, 2006 announcing pricing of offering.
99.2	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-138600).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts Title: Chief Financial Officer

Date: November 14, 2006

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 13, 2006, by and among EarthLink, Inc., UBS Securities LLC and Banc of America Securities LLC.
10.1	Confirmation of Convertible Bond Hedge Transaction, dated November 13, 2006, by and between EarthLink, Inc. and UBS AG, London Branch.
10.2	Confirmation of Convertible Bond Hedge Transaction, dated November 13, 2006, by and between EarthLink, Inc. and Bank of America, N.A.
10.3	Confirmation of Issuer Warrant Transaction dated November 13, 2006, by and between EarthLink, Inc. and UBS AG, London Branch.
10.4	Confirmation of Issuer Warrant Transaction, dated November 13, 2006, by and between EarthLink, Inc. and Bank of America, N.A.
99.1	Press release dated November 14, 2006 announcing pricing of offering.
99.2	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-138600).